SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of February 24, 2023 between **MVB FINANCIAL CORP.**, a West Virginia corporation (the "Borrower") and **RAYMOND JAMES BANK**, a Florida-chartered bank (together with its successors and assigns, the "Lender").

RECITALS

WHEREAS, Borrower and Lender entered into that certain Credit Agreement dated as of October 7, 2022 (the "Agreement"), as amended by that certain Limited Consent, Waiver and Omnibus Amendment to Loan Documents dated as of December 27, 2022 (the "Omnibus Amendment", and together with the Agreement, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

WHEREAS, Borrower had requested for, and Lender had consented to, Borrower and MVB Bank to make a Disposition of 100% of the shares of ProCo Global, Inc.'s (d/b/a Chartwell Compliance and Chartwell Foresight) ("ProCo") assets to a third party (the "Subsidiary Disposition");

WHEREAS, Borrower had intended that MVB Bank will fund the Disposition pursuant to a "Seller's Note" made by the purchaser of ProCo's assets for the benefit of MVB Bank in the amount of $13,800,000.00 (the "Investment"); and

WHEREAS, Borrower has informed Lender that the consummation of the Subsidiary Disposition has been delayed and the amount of the "Seller's Note" has changed, with all other terms of the Subsidiary Disposition remaining the same.

NOW, THEREFORE, for good and valuable consideration of the facts set forth hereinabove (which are hereby incorporated into and made a part of this Amendment), the parties hereby agree as follows:

1. Amendment to the Recitals of the Omnibus Amendment. The seventh "WHEREAS" clause is hereby deleted in its entirety and replaced with the following:

"WHEREAS, Borrower intends that MVB Bank will fund the Subsidiary Disposition pursuant to a "Seller's Note" made by the purchaser of ProCo's assets for the benefit of MVB Bank (the "Investments").

2. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which the Lender has received:

(a) executed original counterparts (or electronic copies followed promptly by originals) of this Amendment;

(b) a Secretary's Certificate of Borrower, together with Resolutions authorizing entering into this Amendment and MVB Bank to effectuate the Disposition of ProCo; and

(c) a Secretary's Certificate of MVB Bank, together with Resolutions authorizing the effectuation of the Disposition of ProCo.

3. Effect of this Amendment. Borrower agrees that, except as expressly provided herein, (a) the Credit Agreement and each Loan Document shall remain unmodified and in full force and effect, and

(b) this Amendment shall not be deemed to be a waiver of, consent to, a modification of or amendment to any other term or condition of the Credit Agreement, any Loan Document or any other agreement by and between Borrowers, on the one hand, and Lenders and the Administrative Agent, on the other hand. This Amendment shall be deemed a Loan Document.

4. Reaffirmations of Borrower. Borrower hereby (i) agrees that this Amendment shall not limit or diminish its obligations under, or release it from any obligations under, the Credit Agreement and other Loan Documents, (ii) confirms and reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iii) agrees that the Credit Agreement and other Loan Documents remain in full force and effect and are hereby ratified and confirmed.

5. Representations and Warranties of Borrower. Borrower hereby represents, covenants and warrants to Lender as follows:

(a) on and as of the Amendment Effective Date, no Default or Event of Default exists under the Credit Agreement or any Loan Document as of the date hereof or would result from the Consents or the Waivers contemplated hereby;

(b) the representations and warranties contained in Article V of the Credit Agreement and in any Loan Document or which are contained in any of the financial statements from time to time certified by the Borrower and furnished pursuant thereto, are true and correct on and as of the date hereof (except that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof));

(c) it has the requisite corporate or organizational power and authority and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby; and

(d) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

7. Release. Borrower hereby acknowledges and agrees that, on the Effective Date: (a) neither it nor any of its Affiliates has any claim or cause of action arising on or prior to the Effective Date against the Lender (or any of its Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Credit Agreement and the other Loan Documents and (b) the Lender has, prior to the Effective Date, properly performed and satisfied in a timely manner all of its obligations prior to the Effective Date to Borrower and its Affiliates under the Credit Agreement and the other Loan Documents. Notwithstanding the foregoing, the Lender wishes (and the Borrower agrees) to eliminate, to the fullest extent permitted under applicable law, any possibility that any past conditions, acts, omissions, events or circumstances which occurred prior to the Effective Date would impair or otherwise adversely affect any of the Lender's rights, interests, security and/or remedies under the Credit Agreement and the other Loan Documents.

Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, the Borrower (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Lender and each of its Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, arising on or prior to the Effective Date, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Effective Date and arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any other Loan Document, or any act, event or transaction on or prior to the Effective Date related or attendant thereto, or the agreements of the Lender contained therein, or the possession, use, operation or control of any of the assets of the Borrower, or the making of any Loans, or the management of such Loans or the Collateral, in each case, on or prior to the Effective Date.

As to each and every claim released hereunder, the Borrower also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of Florida and New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

The Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action arising on or prior to the Effective Date and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. The Borrower understands, acknowledges and agrees that to the extent permitted under applicable law, the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

The Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees and agents, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of the Released Parties above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) the Released Parties on the basis of any claim released, remised and discharged by such Person pursuant to this Section 7. The Borrower further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of the Lender's Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Loan Party or any of its respective successors, assigns, or officers, directors, employees and agents, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as the Released Parties may sustain as a result of such violation, all reasonable attorneys' fees and costs incurred by the Released Parties as a result of such violation.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law principles.

9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), and by facsimile transmission or other electronic means, which signatures shall be considered original executed counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Each party

to this Amendment agrees that it will be bound by its own facsimile or other electronically transmitted signature and that it accepts the facsimile or other electronically transmitted signature of each other party.

10. Final Agreement. THIS AMENDMENT REPRESENTS THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THIS AMENDMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, AMENDMENT, RELEASE OR AGREEMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AMENDMENT SIGNED BY THE PARTIES HERETO.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWER:

MVB FINANCIAL CORP.
a West Virginia corporation

By: Donald Robinson
Name: Donald Robinson
Title: President

LENDER:

RAYMOND JAMES BANK,
a Florida-chartered bank

By: Kenneth A. Miller III

Name: Kenneth A. Miller III
Title: Senior Vice President